                                                                  CONFORMED COPY
                                                                  --------------

                            SECURITY AGREEMENT AND
                  COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT
                  -------------------------------------------

          THIS SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement")
                                                    ---------
     is entered into as of December 22, 1999, between Midway Airlines Corporation ("Assignor"), and General Electric
                            --------
     Capital Corporation ("Assignee"). Unless otherwise defined
                           --------
     herein, capitalized terms used herein shall have the meaning set forth in Section 1 hereof.

                                   RECITALS:

     A.   Assignor and The Boeing Company ("Manufacturer"), entered into the
                                            ------------
Purchase Agreement (as defined below), relating to the acquisition by Assignor of certain Boeing Model 737-7BX aircraft from Manufacturer, including the Aircraft (as defined herein).

     B. As security for its obligations under the Loan Agreement (as defined herein), Assignor is willing to grant to Assignee a security interest in, and to assign to Assignee, Assignor's rights, interests, duties and obligations under the Purchase Agreement and Assignee is willing to accept such security interest and assignment, on the terms set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties agree as follows:

     1. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

          Aircraft -the first four Boeing Model 737-700 aircraft delivered under
          --------
          the Purchase Agreement which, as currently scheduled for delivery, bear manufacturer's serial numbers 30736, 30737, 30738 and 30739, including the aircraft engines installed in such aircraft on the date of delivery thereof pursuant to the Purchase Agreement.

          Loan Agreement - shall mean the Loan Agreement dated as of December
          --------------
          22, 1999 by and between Assignor and Assignee, as the same may be amended, supplemented or otherwise modified from time to time.

          Collateral - shall have the meaning assigned to such term in Section
          ----------
          2.

          Event of Default - shall have the meaning assigned to such term in the
          ----------------
          Loan Agreement.

          Permitted Lien - means (x) with respect to any Collateral identified
          --------------
          in clause (b) of the Section 2, all rights of Manufacturer and (y) with respect to any Collateral identified in clause (c) of Section 2, all rights of the applicable vendor and any similar rights existing under applicable law.

          Purchase Agreement - the Purchase Agreement No. 2235 dated as of June
          ------------------
          11, 1999, between Manufacturer and Assignor as heretofore amended, modified or supplemented, providing, among other things for the manufacture and sale by Manufacturer of certain Boeing Model 737-700 aircraft including the Aircraft, as the same may hereafter be amended, modified or supplemented to the extent permitted by the terms of the Purchase Agreement and this Agreement, but excluding letter agreements 6-1162-CPJ-308 and 6-1162-CPJ-311 and paragraphs 9 and 10 of letter agreement 6-1162-CPJ-316. The Purchase Agreement incorporates by reference the Aircraft General Terms Agreement AGTA-MID ("AGTA").

          Secured Obligations - collective reference to the unpaid principal of
          -------------------
          and interest on the Loans (as defined in the Loan Agreement) (and all other obligations and liabilities (including, without limitation, interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Assignor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), of Assignor to Assignee whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, this Agreement, the Notes (as defined in the Loan Agreement), or any other document made, delivered or given in connection therewith insofar as they relate to the Aircraft, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Assignee that are required to be paid by Assignor pursuant to the terms of the Loan Agreement, this Agreement or any other Loan Document (as defined in the Loan Agreement)).

     2. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, Assignor hereby grants to Assignee a security interest in, and assigns to Assignee, all of the following property (whether Assignor's right, title or interest therein is now owned or hereafter acquired) (collectively, the "Collateral"):
                              ----------

          (a) the Purchase Agreement as and to the extent that the same relates to the Aircraft and the purchase and operation thereof, including, without limitation, (i) the right upon valid tender by Manufacturer to purchase the Aircraft (including the right to accept delivery of the Aircraft, such acceptance to be exercised by a person designated by Assignee, and acting as authorized representative of Assignee) and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale to be delivered by Manufacturer for the Aircraft pursuant to the Purchase Agreement, (ii) any and all predelivery payment refunds or other monies owing by Manufacturer to Assignor in the case of an Event of Default, (iii) all claims for damages in respect of the Aircraft arising as a result of any default by Manufacturer under the Purchase Agreement, including, without limitation, all warranty and indemnity provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, (iv) all of the Assignor's rights and interests in or arising out of any deposits and advance payments made in respect of the Aircraft under the Purchase Agreement and any other payments made by the Assignor in respect of the Aircraft or amounts credited or to be credited by Manufacturer to the Assignor under the Purchase Agreement, (v) any and all rights of the Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft, (vi) the rights to demand, accept and retain all rights in and all property (other than the Aircraft), data and service which Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement in respect of the Aircraft; and (vii) the right to obtain data and demonstration and test flights pursuant to the Purchase Agreement; reserving for the Assignor, however, all duties and obligations of a "Customer" under the Purchase Agreement (Assignee hereby accepts the foregoing assignment subject to the terms hereof);

          (b) to the extent of Assignor's right or interest therein (whether now existing or hereafter acquired), each of the Aircraft (including the airframe and the engines installed thereon) after delivery thereof by Manufacturer;

          (c) all buyer furnished equipment (whether now owned or hereafter acquired) attached to the Aircraft furnished by or on behalf of Assignor to the Manufacturer to be attached to the Aircraft; and

          (d) all "proceeds," as defined in Section 9-306(1) of the Uniform Commercial Code as effect in the State of New York, of any of the foregoing, together with, whether or not constituting proceeds under such Section, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the foregoing, (ii) any and all other amounts paid or payable upon the sale, exchange, or other disposition of any of the foregoing and (iii) any and all substitutes for, additions to, and products and replacements for any of the foregoing.

     3. (a) Notwithstanding the foregoing, if and so long as no Event of Default shall have occurred and be continuing, Assignee hereby authorizes Assignor, on behalf and to the exclusion of Assignee, to exercise in Assignee's name all rights and powers of the "Customer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity or guarantee or other provision of the Purchase Agreement, and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee or indemnity under the Purchase Agreement in respect of the Aircraft (any such recovery or benefit being referred to herein as a "Manufacturer's Payment or Service"); provided, however, that, subject to Section 11 hereof, Assignor may
           --------  -------
not (x) exercise any right (i) to purchase any Aircraft, (ii) to accept delivery of any Aircraft, or (iii) to take title to any Aircraft or to be named the "Buyer" in the bill of sale therefor or (y) enter into any change order or other amendment modification or supplement to the Purchase Agreement without the written consent or countersignature of Assignee if such change order, amendment, modification or supplement (i) would result in any rescission, cancellation or termination of the Purchase Agreement with respect to any or all of the Aircraft, (ii) would have the effect of changing the model of any or all of the Aircraft (except as contemplated by the Purchase Agreement), or (iii) would have the effect of increasing the purchase price of any of the Aircraft by more than $500,000 or (iv) would have the effect of changing the delivery date of any of the Aircraft by more than, in the aggregate, 90 days plus, with the prior written consent of Assignee (which consent shall not be unreasonably withheld or delayed), up to an additional 90 days; provided that Manufacturer shall not be
                                       --------
responsible for any delay in the manufacture or delivery of any of the Aircraft or other things delivered or to be delivered under the Purchase Agreement that result from or arise, out of the requirement for Assignee's written consent or countersignature.

          (b) Unless and until Manufacturer shall have received written notice from Assignee, addressed as set forth herein, that an Event of Default shall have occurred and is continuing, each Manufacturer's Payment or Service shall be payable or rendered to Assignor. Upon receipt by Manufacturer of written notice from Assignee, addressed as set forth herein, that an Event of Default shall have occurred and is continuing, each Manufacturer's Payment or Service shall be payable or rendered to Assignee until such time as Manufacturer shall have received written notice from Assignee that all such Events of Default have been cured or waived. For the avoidance of doubt, any claim for a Manufacturer's Payment or Service made by Assignor prior to receipt by Manufacturer of notice from Assignee of an Event of Default described above, shall remain subject to any right of set-off Manufacturer may have against Assignor with respect to obligations of Assignor to Manufacturer.

          (c) If Assignee has notified Manufacturer of an Event of Default by written notice thereof as described above, Assignee will also give prompt written notice to Manufacturer if and when such Event of Default has been cured or waived.

          (d) Assignor and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of this Agreement, Manufacturer shall not be deemed to have knowledge of, and need not recognize any event, condition, right, remedy or dispute affecting the interests of Assignor or Assignee hereunder or under any other document or agreement unless and until Manufacturer shall have received from Assignee written notice thereof addressed to its Vice President-Contracts, Boeing Commercial Airplane Group, if by mail, at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124 or to 34-9430 Answerback BOEINGREN RNTN if by telex, and in acting in accordance with the Purchase Agreement and this Agreement Manufacturer may conclusively rely upon such notice.

     4. (a) At any time after the happening of an Event of Default and for so long as the same shall be continuing, Assignee shall be entitled (but not obliged) without further demand, to exercise all the rights of Assignor under the Purchase Agreement assigned herein, but only after providing notice to Manufacturer as set forth above.

          (b) As between Assignor and Assignee, Assignee may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Assignee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Assignor or any other Person except Manufacturer (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may, subject to Manufacturer's consent as provided in the Purchase Agreement, forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Assignee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Assignee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Assignor, which right or equity is hereby waived or released. Assignor further agrees, at Assignee's request, to assemble the Collateral and make it available to Assignee, at places which Assignee shall reasonably select, whether at Assignor's premises or elsewhere. To the extent permitted by applicable law, Assignor waives all claims, damages and demands it may acquire against Assignee arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (c) Assignor hereby irrevocably constitutes and appoints Assignee and any officer or agent of Assignee upon the occurrence and during the continuance of an Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Assignor and in the name of Assignor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Assignor hereby gives Assignee, the power and right, on behalf of Assignor, without notice to or assent by Assignor, to do any or all of the following: (i) at any time when an Event of Default has occurred and is continuing in the name of Assignor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Assignee for the purpose of collecting any and all such moneys due under or with respect to any Collateral whenever payable; (ii) to the extent Assignor fails to do so upon the reasonable request of Assignee, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; (iii) execute, in connection with any sale provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and (iv) at any time when an Event of Default has occurred and is continuing (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Assignee or as Assignee shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against Assignor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as Assignee may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Assignee were the absolute owner thereof for all purposes, and do, at Assignee's option and Assignor's expense, at any time, or from time to time, all acts and things which Assignee deems necessary to protect, preserve or realize upon the Collateral and Assignee's security interest therein and to effect the intent of this Agreement, all as fully and effectively as Assignor might do.

          (d) The expenses of Assignee incurred in connection with actions undertaken as provided in this Clause (4), together with interest thereon at a rate equal to the rate per annum at which interest would then be payable on past due amounts under Section 2.6.2 of the Credit Agreement, from the date of payment by Assignee, to the date reimbursed by Assignor, shall be payable by Assignor to Assignee on demand. Assignor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. The powers conferred on Assignee hereunder are solely to protect Assignor's interests in the Collateral and shall not impose any duty upon Assignee to exercise any such powers. Assignee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Assignor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

     5. Assignor hereby agrees, expressly for the benefit of Manufacturer, that notwithstanding anything contained herein to the contrary: (i) the Assignor shall at all times remain liable to Manufacturer under the Purchase Agreement to perform all obligations of "Customer" thereunder to the same extent as if this Agreement had not been executed; and (ii) the exercise by Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to Manufacturer under the Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all liability for Assignor's performance (or failure to perform) under the Purchase Agreement.

     6. Assignee hereby agrees, expressly for the benefit of Manufacturer, that, notwithstanding anything contained herein to the contrary (and without in any way releasing the Assignor from any of its duties or obligations under the Purchase Agreement), insofar as the provisions of the Purchase Agreement relate to any or all of the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to any or all of the Aircraft or other things (including, without limitation, data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
    ----------------------     --------------------------------------------
Article 11 of Part 2 of Exhibit C to the AGTA which was incorporated by reference into the Purchase Agreement and the insurance and indemnity provisions in Article 8.2 of the AGTA which were incorporated by reference into the Purchase Agreement, shall apply to, and be binding upon, Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon written request of Manufacturer, Assignee shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer may reasonably request in order to obtain the full benefits of Assignee's agreements set forth in this paragraph.

     7. Assignor and Assignee agree expressly for the benefit of Manufacturer, that, subject to the terms of the Consent, nothing contained herein shall subject Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect Manufacturer's contract rights thereunder or require Manufacturer to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefor as provided in the Purchase Agreement or to take any action with respect to the Purchase Agreement or the Aircraft in any manner inconsistent with applicable law (including, without limitation, any bankruptcy or other court order, ruling or finding).

     8. At any time and from time to time upon the written request of Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in order to obtain the full benefits of this Agreement and of the rights and powers herein granted.

     9. Assignor does hereby represent and warrant to Assignee that: (i) it has good and valid rights in the Collateral described in Section 2(a) hereof with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to Assignee the security interest in all of its right, title and interest (whether now existing or hereafter acquired) in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained; (ii) as to Assignor, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms; (iii) except to the extent then cured or waived by Manufacturer, Assignor is not in default under the Purchase Agreement and, as such, has not failed to perform or observe any material term and is not entitled to make any material reduction in payment thereunder; (iv) the copy of the Purchase Agreement previously provided to Assignee is a true, correct and complete copy of such agreement as of December 22, 1999; (v) Assignor has not assigned or pledged to any third party the whole or any part of the rights and interests assigned pursuant to Section 2; (vi) the Collateral is free and clear of any lien (other than the lien of this Agreement and Permitted Liens); (vii) there is no effective financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral; and (viii) the security interests granted pursuant to this Agreement (a) constitute perfected security interests in the Collateral (to the extent of Assignor's interest therein) in favor of the Lender, as collateral security for the Secured Obligations and (b) are prior to all other Liens (other than Permitted Liens) on the Collateral in existence on the date hereof.

     10. Assignor hereby covenants to Assignee that as long as this Agreement shall remain in effect: (i) it will not assign or pledge the whole or any part of the rights assigned as provided in paragraph 2 hereof, nor will it cause the creation of liens on, or otherwise dispose of, the Collateral; (ii) it will, at its own cost and expense, take any and all actions necessary to defend its right and, if applicable, title to the Collateral against all persons and to defend the security interest of the Assignee in the Collateral and the priority thereof against any lien; and (iii) it will, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and document and take all such actions as the Assignee may from time to time request to better assure, preserve, protect and perfect the security interest granted herein and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

     11. So long as no Default then exists, Assignee agree that upon Assignor's payment in full of the principal of and accrued interest on Loans relating to any Aircraft, Assignee will execute such documents and take such other actions, in each case at

Assignor's expense, as Assignor may reasonably request in order to release the lien of this Agreement to the extent applicable to such Aircraft.

     12. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, except to the extent where those laws are governed by the federal laws of the United States, including all matters of construction, validity, and performance.

     13. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto, each pursuant to due authority, have each caused this Security Agreement and Collateral Agreement of Purchase Agreement to be executed by their duly authorized officers as of the date and year first above written.


ASSIGNOR:                           MIDWAY AIRLINES CORPORATION


                                    By: /s/ Jonathan S. Waller
                                        ----------------------
                                        Name: Jonathan S. Waller
                                        Title: Senior Vice President
                                               General counsel


ASSIGNEE:                           GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                    By: /s/ Norman Liu
                                        --------------
                                        Name: Norman Liu
                                        Title: Vice President

                            CONSENT AND AGREEMENT
                         to the Security Agreement and
                Collateral Assignment of the Purchase Agreement
                -----------------------------------------------


          THIS CONSENT AND AGREEMENT ("Consent") is entered into as of December 22, 1999 by and among Midway Airlines Corporation ("Midway"), General Electric Capital Corporation ("Assignee") and The Boeing Company ("Manufacturer").

          RECITALS
          --------

     A. Midway and Assignee have heretofore entered into that certain Loan Agreement, pursuant to which Assignee and the members of the syndicate identified therein (if applicable) have agreed to make certain funds available to Midway in order to enable Midway to meet its deposit and advance payment obligations in respect of the Aircraft (as defined in the Collateral Assignment, defined below) under the Purchase Agreement.

     B. Midway and Assignee have entered into that certain Security Agreement and Collateral Assignment of Purchase Agreement dated as of December 22, 1999 ("Collateral Assignment"), pursuant to which, among other things, Midway has granted to Assignee a security interest in all of Midway's right and interest in and to the Purchase Agreement in order to secure performance of Midway under and in respect of the Loan Agreement.

     C. Midway and Assignee wish to obtain Manufacturer's consent to the Collateral Assignment and Manufacturer is willing to grant such consent, all subject to and upon the terms and conditions provided herein.

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1.   Definitions.
     -----------

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Assignment.

2.   Consent of Manufacturer.
     -----------------------

     (a) Manufacturer hereby acknowledges notice of the Collateral Assignment and consents, subject to the terms and conditions of this Consent, to assignment to Assignee of all of Midway's right and interest in and to the Purchase Agreement pursuant to the Collateral Assignment.

     (b) Manufacturer agrees that this Consent constitutes the consent of Manufacturer as required by the Purchase Agreement.

3.   Assignee's Rights under the Collateral Assignment.
     -------------------------------------------------

     (a)  Event of Default.  Manufacturer acknowledges that, subject to the
          ----------------
provisions of Paragraph 4 hereof, upon and after notice to Manufacturer by Assignee that an Event of Default under the Collateral Assignment has occurred and is continuing and that it is exercising its rights and remedies under the Collateral Assignment (and until Manufacturer receives a further written notice from Assignee to the effect that Midway may again exercise the rights of "Customer" under the Purchase Agreement), Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of "Customer" under and subject to the Purchase Agreement and Midway shall not be entitled to do so.

     (b)  Termination of Purchase Agreement by Manufacturer. Manufacturer agrees
          -------------------------------------------------
 that upon termination of the Purchase Agreement with respect to the rights related to any one or more of the Aircraft, (i) it shall give Assignee written notice of such termination; and (ii) Assignee shall have the right, within ten
 (10) business days of receipt of such notice, subject to the provisions of Paragraph 4 of this Consent, to give Manufacturer written notice of its irrevocable decision to assume all of the obligations of "Customer" under the terminated Purchase Agreement insofar as it relates to any or all of the Aircraft by entering into a substitute purchase agreement with Manufacturer, relating to such Aircraft on terms and conditions substantially equivalent to those set out in the Purchase Agreement. If Assignee does so notify Manufacturer and enter into a substitute purchase agreement, then, subject to the terms of the Collateral Assignment and Paragraphs 4 and 7 of this Consent, Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of Customer under and subject to the substitute purchase agreement. If no notice from Assignee is timely received, Midway and Assignee will be deemed to have waived all rights thereto. In such case, Manufacturer shall be entitled but not obliged to purchase from Assignee or Midway, as applicable, all buyer furnished equipment related to the terminated Aircraft under the Purchase Agreement, in which Assignee or Midway, as appropriate, has title or an uncontested right to title.

4.   Manufacturer's Purchase Option.
     ------------------------------

     Prior to the exercise of its rights and remedies under Section 4 of the Collateral Assignment as a result of the occurrence of an Event of Default thereunder, Assignee shall notify Manufacturer in writing. Manufacturer shall have the option (the "Manufacturer's Option"), exercisable at any time within ten (10) Business Days following receipt by Manufacturer of such notice, to purchase Assignee's interest in the Purchase Agreement (without recourse, representation or warranty of any kind) insofar as it relates to all of the Aircraft not yet delivered thereunder at the time of exercise of Manufacturer's Option. In the event that Manufacturer notifies Assignee that it intends to exercise Manufacturer's Option, Manufacturer shall purchase Assignee's interest in the Purchase Agreement (without recourse, representation or warranty of any kind) insofar as it relates to all, but not less than all, of the Aircraft not yet delivered thereunder at the time of exercise of Manufacturer's Option by paying to Assignee within five (5) Business Days following the date of its notice to Assignee, an amount equaling the aggregate amount of deposits and advances made under the Purchase Agreement with respect to all of the Aircraft not yet delivered thereunder up to the time of exercise of Manufacturer's Option. If Manufacturer fails to exercise Manufacturer's Option during such ten
(10) Business Day period, Assignee may exercise its rights under the Collateral Assignments.

5.   Midway's Waiver and Indemnity; No Release from Obligations.
     ----------------------------------------------------------

     (a) Midway hereby waives any rights which it may have pursuant to contract or law or otherwise against Manufacturer arising out of, or resulting from, the exercise by Assignee of its rights and remedies under the Collateral Assignment or this Consent and agrees to indemnify and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees from and against any and all claims, losses or liabilities (including reasonable attorneys' fees) resulting therefrom, provided, however, that Midway will not
                                      --------  -------
indemnify and hold harmless such parties in the event that such parties are determined, by a final judgment of a court of competent jurisdiction, to have acted with gross negligence with regard to the matter for which indemnification is sought.

     (b) Midway hereby agrees, expressly for the benefit of Manufacturer, that notwithstanding anything contained in the Collateral Assignment to the contrary:
(i) Midway shall at all times remain liable to Manufacturer under the Purchase Agreement to perform all duties and obligations of the "Customer" thereunder in respect of the Aircraft to the same extent as if the Collateral Assignment and this Consent had not been executed, and (ii) the exercise by Assignee of any rights assigned under the Collateral Assignment shall not release Midway from any of its duties or obligations to Manufacturer under the Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties or obligations.

6.   Notices.
     -------

     (a) Midway and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of the Collateral Assignment, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Midway or Assignee under the Collateral Assignment unless and until Manufacturer shall have received written notice thereof from Assignee addressed to its Vice President-Contracts, Boeing Commercial Airplane Group, if by mail, at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124 or to 32-9430 Answerback BOEINGREN RNTN, if by telex. In acting in accordance with the

Purchase Agreement and this Consent, Manufacturer may rely conclusively upon any such notice.

     (b) Manufacturer shall be entitled to rely conclusively upon any notice or instruction received by it from Assignee pursuant to the Collateral Assignment or this Consent, and Manufacturer shall have no obligation to inquire as to the accuracy of such notice or instruction or as to the relative priority of rights of any person asserting rights in and to the Purchase Agreement and the Aircraft.

     (c) Except as provided in Paragraph 3 of this Consent, unless and until Assignee shall have notified Manufacturer that it is exercising its rights and remedies under the Collateral Assignment, Midway shall have all rights and obligations of "Customer" under the Purchase Agreement and Manufacturer shall have no duty to consult with or otherwise deal with Assignee concerning the Purchase Agreement or the Aircraft. Without limiting the generality of the foregoing, prior to the receipt of Assignee's written notice that it is exercising its remedies under the Collateral Assignment, as provided in Paragraph 3(a) hereof, Manufacturer shall have no obligation to inquire as to whether Midway has complied with the provisions of the Collateral Assignment and shall be entitled to rely upon any notice, consent, waiver or other action taken by Midway in connection with the Purchase Agreement.

     (d) Notice to Assignee hereunder shall be given by hand, by first class, certified or registered mail, by a recognized overnight courier service or by telecopier (confirmed by mail or overnight courier) at General Electric Capital Corporation, c/o GE Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, Connecticut 06927, Attention Contracts Leader, Telecopy: (203) 357-3201.

7.   Rights Subject to the Purchase Agreement.
     ----------------------------------------

     (a) Assignee for itself and each of the members of the syndicate (if applicable) hereby agrees, expressly for the benefit of Manufacturer, that, notwithstanding anything contained in the Collateral Assignment to the contrary (and without in any way releasing Midway from any of its duties or obligations under the Purchase Agreement), insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, including, without limitation, the ISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
----------------------     ---------------------------------------------
Article 11 of Part 2 of Exhibit C to the AGTA which was incorporated by reference into the Purchase Agreement and the insurance provisions in Article
8.2 of the AGTA which was incorporated by reference into the Purchase Agreement, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee for itself and each of the members of the syndicate (if applicable) further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon the written request of Manufacturer, it shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer may reasonably request in order to obtain the full benefits of its agreements set forth in this paragraph.

     (b) Except as otherwise expressly provided in this Consent, the execution and delivery by Manufacturer of this Consent and the performance by Manufacturer of its obligations hereunder shall not be regarded as having created or imposed upon Manufacturer any increased or additional obligations or undertakings or any increased or additional limitations to the rights and duties on its part than are contained in the Purchase Agreement as a result of entering into this Consent. Manufacturer shall not be required to divest itself of title to or possession of the Aircraft or any other thing to be delivered under the Purchase Agreement until delivery and transfer thereof and payment therefor, as provided in the Purchase Agreement, or to take any action with respect to the Purchase Agreement or the Aircraft in any manner inconsistent with applicable law (including, without limitation, any bankruptcy or other court order, ruling or finding).

8.   Application of Deposits and Advance Payments.
     --------------------------------------------

     The parties hereto acknowledge and agree that in the event Assignee exercises its rights under the Collateral Assignment and purchases one or more of the Aircraft, the deposits and advance payments made under the Purchase Agreement with respect to the Aircraft shall be applied toward the purchase price of such Aircraft.

9.   Indemnification of Manufacturer by the Assignee and the Members of the
     ----------------------------------------------------------------------
Syndicate (if applicable).
-------------------------

     Assignee agrees to indemnify, defend and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees (collectively, the "Indemnitees" and each an "Indemnitee") from and against any and all claims, losses obligations, damages, penalties, actions, judgments, suits, costs, expenses and disbursements and liabilities of any kind whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees) which may be imposed on, incurred by, or asserted against such Indemnitees in any manner resulting from or arising out of the exercise by Assignee of its rights or remedies under the Collateral Assignment or this Consent and Agreement, if and only if it is determined by the final judgment of a court of competent jurisdiction that Assignee was not entitled to exercise such rights or remedies or that such rights or remedies were exercised contrary to the provisions of this Consent, the Collateral Assignment or applicable law. Notwithstanding the previous sentence, Assignee will not indemnify any Indemnitee who has been determined by the final judgment of a court of competent jurisdiction to have acted with gross negligence with regard to the matter for which indemnification is sought. If any Indemnitee hereunder has knowledge of any liability hereby indemnified against, it shall give prompt written notice thereof to Assignee. Assignee shall have the right to investigate, defend or compromise any claim for which indemnification is sought and each Indemnitee hereunder shall cooperate with the reasonable requests of Assignee with respect thereto.

10.  Manufacturer's Representations and Warranties.
     ---------------------------------------------

     Manufacturer hereby represents and warrants to Midway and Assignee that:

     (a) Manufacturer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the State of Washington.

     (b) Manufacturer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Consent and Agreement and the execution, delivery and performance of this Consent and Agreement have been duly authorized by all necessary corporate action on the part of Manufacturer.

     (c) Each of the Purchase Agreement and this Consent and Agreement has been duly executed and delivered by Manufacturer and constitutes the legally valid and binding obligation of Manufacturer, enforceable against Manufacturer in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is at issue in the proceeding in equity or at law).

     (d) Set forth on Schedule I hereto, with respect to each Aircraft, is (1) the current Scheduled Delivery Date of such Aircraft, (2) the aggregate amount of Deposit Payments received by the Manufacturer prior to the date hereof with respect to such Aircraft, (3) the remaining scheduled dates and amounts of Deposit Payments with respect to such Aircraft due after the date hereof and (4) the estimated purchase price as of the currently Scheduled Delivery Date for such Aircraft.

11.  Manufacturer's Covenants:
     ------------------------

     Manufacturer hereby covenants to Midway and Assignee that:

     (a) Manufacturer will remain liable to observe and perform all the conditions and obligations to be observed and performed by it under the Purchase Agreement in accordance with the terms and conditions thereof and, subject to the terms of the Purchase Agreement and the Collateral Assignment, all of Manufacturer's obligations under the Purchase Agreement will inure to the benefit of Assignee as though Assignee were named "Customer" thereunder; and

     (b) Manufacturer will not assert any lien or claim against any Aircraft after payment in full for that Aircraft under and in accordance with the Purchase Agreement.

12.  GOVERNING LAW
     -------------

     THIS CONSENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

13.  Counterparts.
     ------------

     This Consent may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers or agents as of the date first above written.


MIDWAY:                  MIDWAY AIRLINES CORPORATION


                         By:  ______________________
                         Its: ______________________


ASSIGNEE:                GENERAL ELECTRIC CAPITAL
                          CORPORATION
                         On behalf of itself and the members of the syndicate
                         (if applicable),


                         By:  ______________________
                         Its: ______________________


MANUFACTURER:            THE BOEING COMPANY


                         By: _______________________
                         Its:_______________________

                                   SCHEDULE 1
                                   ----------
                          Midway Airlines Corporation
     Aircraft Delivery Dates, Price Escalation and Maximum Aircraft Amount

[*] Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.